Exhibit 32.02
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the fiscal year ended December 31, 2012 of Green Endeavors, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott C. Coffman, Chief Financial Officer of Green Endeavors, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	Date:	July 29, 2013

	By:	/s/ Scott C. Coffman
Scott C. Coffman
Chief Financial Officer
(Principal Accounting and Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Green Endeavors, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.